                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT(DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2000

             WATER PETROLEUM AND ENVIRONMENTAL TECHNOLOGIES COMPANY

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 NEVADA                000-31099         04-3365594
      ----------------------------    -----------    ------------------
      (STATE OR OTHER JURISDICTION    (COMMISSION       (IRS EMPLOYER
            OF INCORPORATION)         FILE NUMBER)   IDENTIFICATION NO.)

          165 MAIN STREET, PENN YAN, NEW YORK               14527

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (607) 243-7670

                 5882 S. 900 E., SUITE 202, SALT LAKE CITY, UTAH

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          WATER PETROLEUM AND ENVIRONMENTAL TECHNOLOGIES COMPANY

Dated: November 29, 2000              By: /s/ CAROL FITZGERALD


                                              Carol Fitzgerald
                                              President